Summary Prospectus August 3, 2020

Pear Tree Polaris International Opportunities Fund	Ordinary Shares: QISOX Institutional Shares: QISIX R6 Shares: QISRX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.peartreefunds.com/fund-literature. You may also obtain this information at no cost by calling 1-800-326-2151 or by sending an email request to info@peartreefunds.com. The current prospectus and statement of additional information dated August 3, 2020, as amended, are incorporated by reference into this summary prospectus.
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Pear Tree Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Pear Tree Funds your financial intermediary, such as a broker-dealer or a bank. Instead, the reports will be made available on the Pear Tree Funds' website, www.peartreefunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Pear Tree Funds or your financial intermediary electronically by calling Pear Tree Funds at 1-800-326-2151, logging into your accounts at www.peartreefunds.com, or by calling your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform Pear Tree Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling Pear Tree Funds at 1-800-326-2151 or your financial intermediary. If you hold any Pear Tree Funds directly, your election to receive reports in paper will apply to those Pear Tree Funds held directly. If you hold any Pear Tree Funds through a financial intermediary, your election will apply to those Pear Tree Funds you hold through that financial intermediary.

Investment Objective: Long-term capital appreciation.
Fee Table and Expenses of International Opportunities Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of International Opportunities Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares	R6 Shares
Management Fees	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses	0.75%	0.75%	0.60%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.91%	1.66%	1.51%
Fee Waiver and/ or Expense Reimbursement	N/A	0.12% (1)	N/A
Total Annual Fund Operating Expenses after Fee Waiver and/ or Expense Reimbursement	1.91%	1.54% (1)	1.51%

(1)
The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2021 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of International Opportunities Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares or R6 Shares. The Manager does not have the right to recoup from International Opportunities Fund amounts that it has waived under that agreement.

Example
This example is intended to help you compare the cost of investing in International Opportunities Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in International Opportunities Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that International Opportunities Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that the fee waiver agreement currently in effect expires July 31, 2021; therefore, amounts for 3-, 5- and 10-year periods do not include any adjustment to reflect any fee waivers or expense reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Ordinary Shares	$194	$600	$1,032	$2,233
Institutional Shares	$157	$512	$891	$1,955
R6 Shares	$154	$477	$824	$1,802
Portfolio Turnover
International Opportunities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect International Opportunities Fund's performance. During the most recent fiscal year, International Opportunities Fund's portfolio turnover rate was 142 percent (unannualized) of the average value of its portfolio. As of November 15, 2019, International Opportunities Fund had a new sub-adviser and a new investment strategy.
Principal Investment Strategies
Under normal market conditions, International Opportunities Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities issued by foreign markets issuers. A foreign markets issuer is an issuer operating in any industry sector that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. Issuers in which International Opportunities Fund invests may have any market capitalization. Equity securities include common and preferred shares, warrants and other rights derivative of or convertible into common stocks, American Depositary Receipts (ADRs), and Indian participatory notes (generally an interest in a pool of Indian-listed securities that is traded exclusively outside India by non-Indian registered investors), as well as shares of mutual funds and exchange-traded funds (ETFs), each of which invests at least 80 percent of its net assets in similar securities issued by foreign markets issuers.
To manage International Opportunities Fund’s portfolio, its sub-adviser generally seeks to identify more than 30 foreign markets securities that the sub-adviser considers as having the best opportunity for total return. To select specific investments, the sub-adviser is opportunistic, that is, looking for market inefficiencies using a proprietary quantitative investment process focused on bottom-up fundamental research. International Opportunities Fund is "non-diversified," which means that it may invest a higher percentage of its assets in a smaller number of issuers.
International Opportunities Fund also may utilize options in an attempt to improve the risk/return profile of International Opportunities Fund’s returns. International Opportunities Fund also may for hedging purposes buy and sell forward foreign currency exchange contracts in connection with its investments.
Generally, International Opportunities Fund invests in foreign markets issuers in the countries represented by the MSCI ACWI ex USA Index. As of June 1, 2020, the MSCI ACWI ex USA Index comprised issuers from countries representing 22 developed markets and 26 emerging markets. International Opportunities Fund generally will be invested in issuers in fifteen or more foreign countries and fifteen or more industry sectors. However, International Opportunities Fund may be invested in securities from any country, any industry sector, or of any market capitalization amount.
Principal Investment Risks
It is possible to lose money by investing in International Opportunities Fund. An investment in International Opportunities Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market, Industry and Specific Holdings The share price of International Opportunities Fund may fall because of weakness in and external shocks to the stock markets, generally, weakness with respect to a particular industry in which International Opportunities Fund has significant holdings, or weaknesses associated with one or more specific companies in which International Opportunities Fund may have substantial investments.
Foreign Securities, including Emerging Markets Securities  International Opportunities Fund’s investments in or exposure to foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable. They also are more susceptible to governmental interference, do not require issuers to publish quality current financial information, and tend to have less liquid and efficient trading markets than those of developed countries. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
Opportunistic Stock Investing  Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment. Strategies favoring growth stocks generally are more volatile than the overall stock market; strategies favoring value stocks typically carry the risk that market prices may never recognize their intrinsic values. As International Opportunities Fund holds stocks focused on growing cash-flow characteristics, from time to time it could underperform other mutual funds that use alternative metrics in their valuation criteria.
Large- and Mid-Capitalization Securities Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
Small- and Micro-Capitalization Securities Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of International Opportunities Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.
Liquidity Risk  To meet shareholder redemption requests and other cash requirements, International Opportunities Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing International Opportunities Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Investment Strategies, Generally, and Quantitative Investment Risk  International Opportunities Fund’s investment strategy is based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the value of International Opportunities Fund's portfolio. International Opportunities Fund’s quantitative investment model is more complex than a typical non-quantitative strategy, and thus, may be less predictable in how it may react to specific market or political events.
Risks of Investing in ADRs The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with investing in foreign equities. In addition, an ADR may not track the price of its associated underlying foreign security.
Currency and Option Contracts and Other Derivatives  International Opportunities Fund’s investments in currency futures, forwards, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected. Options contracts also are subject to the risks of leveraged transactions, and it may be difficult or impossible for International Opportunities Fund to liquidate an open option contract.
Investments in Other Collective Investment Funds To the extent that International Opportunities Fund invests in mutual funds and exchange-traded funds (ETFs), its investment performance would be directly related to the investment performance of the other funds. It also would bear its proportionate share of any management and other fees paid by the other funds, subjecting International Opportunities Fund shareholders to some duplication of fees.
Non-Diversification  International Opportunities Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on International Opportunities Fund.
Sector  International Opportunities Fund does not have a policy of investing a significant portion of its assets in any particular industry sector. From time to time, however, it may have significant investments in one or more specific industry sectors, subjecting it to risks of that sector, which may be greater than general market risk.
Regional/Country Focus  International Opportunities Fund does not have a policy of investing a significant portion of its assets in any particular region or country, However, to the extent that International Opportunities Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country.
Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.
Past Performance
The following bar chart and table provide some indication of the risks of investing in International Opportunities Fund by showing changes in International Opportunities Fund’s performance over time. The tables also compare International Opportunities Fund’s performance to a broad measure of market performance that reflects the type of securities in which International Opportunities Fund invests. Past performance does not necessarily indicate how International Opportunities Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com.
A Note on Performance
Ordinary Shares, Institutional Shares and R6 Shares commenced operations on January 1, 2019. Prior to November 15, 2019, International Opportunities Fund had a different sub-adviser and pursued a different principal investment strategy.

Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for International Opportunities Fund’s Ordinary Shares.
Calendar year-to-date return of the Ordinary Shares of International Small Cap Fund as of June 30, 2020 was (17.83)%.
Best Quarter:	Q2 2020	22.43%
Worst Quarter:	Q1 2020	(32.88)%
Average Annual Total Returns for the periods ended December 31, 2019
1 Year
Ordinary Shares Before Tax	19.24%
After Tax on Distributions	19.16%
After Tax on Distributions, with Sale	11.44%
Institutional Shares Before Tax	19.67%
R6 Shares Before Tax	19.70%
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses or taxes)	22.13%
MSCI ACWI ex USA Small Cap (reflects no deduction for fees, expenses or taxes)*	15.36%

*
Prior to November 15, 2019, International Opportunities Fund used this index as a benchmark. It changed its benchmark at the time it changed its sub-adviser and principal investment strategy.

After-Tax Returns After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares and R6 Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.
Management
International Opportunities Fund is managed by Pear Tree Advisors, Inc. and is sub-advised by Polaris Capital Management, LLC (“Polaris”). The following employees of Polaris serve as the portfolio managers of International Opportunities Fund:
Investment Team	Position at Polaris	Manager of the Fund Since
Sumanta Biswas, CFA	Vice President and Assistant Portfolio Manager	2019
Bin Xiao, CFA	Assistant Portfolio Manager	2019
Jason M. Crawshaw	Assistant Portfolio Manager	2019
Buying and Selling Fund Shares
You may buy or sell shares of International Opportunities Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper.

Initial Investment Minimum	Contact Information
Ordinary Shares: $2,500*
Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*
Institutional Shares: $1,000,000*
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
R6 Shares: $100,000**
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com

*
May be waived by the Pear Tree Fund's transfer agent.

**
May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum
Ordinary Shares: 50 shares Institutional Shares: 50 shares R6 Shares: None
Tax Information
International Opportunities Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of International Opportunities Fund through a broker-dealer or other financial intermediary (such as a bank), International Opportunities Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend International Opportunities Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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